                                                                    EXHIBIT 99.1

    A registration statement has been filed with the Securities and Exchange Commission in connection with the Exchange Offer. The completion of the exchange offer is dependent upon the registration statement becoming effective.

                           Danka Business Systems PLC

                             Letter of Transmittal

                       Exchange offer for the outstanding
    6.75% Convertible Subordinated Notes due April 1, 2002 of Danka Business
                                  Systems PLC

    The exchange offer will expire at 11:59 p.m., New York City time, on June 22, 2001 unless the exchange offer is extended. Tenders may be withdrawn prior to 11:59 p.m., New York City time, on the expiration date.

                 The exchange agent for the exchange offer is:

                                 HSBC Bank USA
                                One Hanson Place
                                  Lower Level
                            Brooklyn, New York 11243

         By facsimile (for eligible institutions only): (718) 488-4488

          For information or confirmation by telephone: (718) 488-4475

   Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as set forth above, will not constitute a valid delivery.

   The instructions contained herein and in the prospectus dated as of June 15, 2001 should be read carefully before this letter of transmittal is completed.

   The exchange offer by Danka Business Systems PLC is conditioned on the satisfaction of certain conditions, more fully described in the prospectus under the caption "The Exchange Offer--Conditions to this Exchange Offer," including the valid tender of at least 95% in aggregate principal amount of the outstanding 6.75% convertible subordinated debentures due April 1, 2002. The prospectus contains a more complete description of the exchange offer and the conditions thereof.

   Use this letter of transmittal only to tender old notes pursuant to the exchange offer.

   This letter of transmittal and the instructions hereto are to be used by the holders of old notes. This letter of transmittal is to be used by such holders of old notes if tender of old notes is to be made by book-entry transfer to the exchange agent's account at DTC, Euroclear or Clearstream pursuant to the procedures set forth under the caption "This Exchange Offer--Procedures for Exchanging Notes" in the prospectus and instructions are not being transmitted through the DTC Automated Tender Offer Program.

   Holders of old notes who are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender through DTC Automated Tender Offer Program. DTC, Euroclear and Clearstream participants that are accepting the exchange offer must transmit their acceptance to DTC, Euroclear or Clearstream, which will edit and verify the acceptance and execute a book-entry delivery to the exchange agent's account. DTC, Euroclear and Clearstream will send an agent's message to the exchange agent for its acceptance. Delivery of the agent's message will satisfy the terms of the exchange offer as to the tender of old notes.

   The exchange offer is not being made to, nor will tenders of old notes be accepted from or on behalf of, holders in any jurisdiction in which the making or acceptance of the exchange Offer would not be in compliance with the laws of such jurisdiction.

   Delivery of instructions or documents to DTC, Euroclear or Clearstream does not constitute delivery to the exchange agent.

   Only holders of old notes may validly tender old notes. The undersigned should complete, execute and deliver this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

   The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to HSBC Bank USA in its capacity as exchange agent. See Instruction 10 below.

                              TENDER OF OLD NOTES

   Complete the following for all tendered old notes being delivered by book-entry transfer made to the account maintained by the exchange agent with DTC, Euroclear or Clearstream:

   Name of Tendering Institution:
                       --------------------------------------------------------

   Account Number:
               ----------------------------------------------------------------

   Transaction Code Number:
                     ----------------------------------------------------------

   Upon the terms and subject to the conditions of the exchange offer set forth in this letter of transmittal and the accompanying prospectus, Danka is offering to exchange cash and new debt securities for your 6.75% convertible subordinated notes due 2002 that are validly tendered, not withdrawn, and accepted, in this exchange offer. You can select the form of consideration that you will receive for your old notes from the following three options:

  .Limited Cash Option

    $400 in cash for every $1,000 in principal amount of old notes tendered under this option, up to an aggregate maximum of $24 million in cash for $60 million in principal amount of old notes. If more than $60 million in principal amount of old notes are tendered under this option, Danka will exchange $800 in principal amount of new zero coupon senior subordinated senior subordinated notes due April 1, 2004 for every additional $1,000 in principal amount of old notes tendered. Danka will distribute the $24 million in cash so that everyone who tenders old notes under this option will receive cash and new senior subordinated notes in the same proportions as everyone else who tenders old notes under this option. Danka may issue new senior subordinated notes in denominations of less than $1,000. Danka will not determine whether the limited cash option is over-subscribed until after this exchange offer closes. You will not be able to withdraw your tender of old notes once we make this determination even though it may affect the type of exchange consideration that you will receive in this exchange offer.

  .Zero Coupon Note Option

    $800 in principal amount of new zero coupon senior subordinated notes due April 1, 2004 for every $1,000 in principal amount of old notes tendered under this option. We may issue new senior subordinated notes in denominations of less than $1,000.

  .10% Note Option

    $1,000 in principal amount of new 10% subordinated notes due April 1, 2008 for every $1,000 in principal amount of old notes tendered under this option.

   You do not have to choose the same option for all the old notes that you tender. You do not have to tender all of your old notes to participate in this exchange offer. However, this exchange offer is conditioned on Danka receiving valid tenders of at least 95% in aggregate principal amount of the old notes. You may withdraw your tender of old notes or change your choice of consideration options at any time before the expiration of this exchange offer.

   List below the old notes to which this letter of transmittal relates. If the space provided is inadequate, list the principal amounts and your account number on a separately executed schedule and affix the schedule to this letter of transmittal.

                            DESCRIPTION OF OLD NOTES

   Item 1. Name of DTC, Euroclear or Clearstream participant and DTC, Euroclear or Clearstream participant's account number in which old notes are held. Please fill in the blank.

                                           Principal Amount
                                             Tendered (1)   Account Number (2)
                                           ---------------- ------------------
Total principal amount of old notes ten-
 dered....................................      $

-------
(1) A tendering holder of old notes may tender all or some of the old notes held by such holder.
(2) DTC, Euroclear or Clearstream account number.

              ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION

   Item 2. Special Issuance/Special Delivery Instructions.

  [_]Mark this box if, in the event that your old notes are not accepted for exchange, they should be returned to an account other than the account for which they were tendered. (Complete Box A--"Special
     Issuance/Delivery Instructions" below.)

  [_]Mark this box if you want to provide special delivery instructions for the exchange consideration to which you may be entitled. (Complete Box B--"Special Issuance/Delivery Instructions" below.)

   Item 3. Election as to Form of Consideration.

   If you are accepting the exchange offer, you may elect to receive either (a) $400 in cash for every $1,000 in principal amount of old notes that you tender, subject to an aggregate maximum of $24 million cash for $60 million in principal amount of old notes, (b) $800 in principal amount of zero coupon senior subordinated notes due April 1, 2004 of Danka Business Systems PLC, for each $1,000 in aggregate principal amount of old notes that you tender, or (c) $1,000 in principal amount of 10% subordinated notes due April 1, 2008. We may issue new senior subordinated notes in denominations of less than $1,000. The new senior subordinated notes and the new 10% notes are referred to collectively as the "new notes." If you hold more than $1,000 in aggregate principal amount of old notes, you need not make the same election for each $1,000 principal amount of old notes. For example, if you hold $100,000 aggregate principal amount of old notes and you choose to tender in the Exchange Offer, you may elect to receive cash for $65,000 of your old notes and new 10% notes for the remaining $35,000 of your old notes.

     A. [_] Check this box if you want to tender all of your old notes in exchange for $400 in cash for each $1,000 in principal amount of old notes tendered by you.

     B. [_] Check this box if you want to tender all of your old notes in exchange for $800 in principal amount of new senior subordinated notes for each $1,000 in principal amount of old notes tendered by you.

     C. [_] Check this box if you want to tender all of your old notes in exchange for $1,000 in principal amount of new 10% notes for each $1,000 in principal amount of old notes tendered by you.

     D. [_] Check this box, and complete the remainder of this Item, if you hold more than $1,000 in aggregate principal amount of old notes and you wish to make a mixed election as to form of consideration.

    (1) Indicate the principal amount of your old notes being tendered for which you elect to receive cash.

    (2) Indicate the principal amount of your old notes being tendered for which you elect to receive only new senior subordinated notes.

    (3) Indicate the principal amount of your old notes being tendered for which you elect to receive only new 10% notes.

    (4) Total principal amount for which you are making this mixed election. (This amount is the total of Items 3D(1), 3D(2) and 3(D)(3) above and must be equal to the total principal of your old notes being tendered as indicated in Item 1 above.)

   The names and addresses of the holders of old notes should be printed, if not already printed above, exactly as they appear in your DTC, Euroclear or Clearstream account. The old notes and the principal amount of old notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   By execution hereof, the undersigned hereby acknowledges receipt of the prospectus dated June 15, 2001 of Danka Business Systems PLC and this letter of transmittal and Instructions hereto. Upon the terms and subject to the conditions of this exchange offer, the undersigned hereby tenders to Danka the aggregate principal amount of the old notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of the old notes tendered hereby, the undersigned hereby assigns and transfers to, or upon the order of, Danka, all right, title and interest in and to such old notes as are being tendered hereby.


   The undersigned hereby irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such tendered old notes, with full powers of substitution, among other things, to cause the old notes being tendered to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes being tendered, and to acquire the cash, the new senior subordinated notes and the new 10% notes, as the case may be, issuable upon the exchange of such tendered old notes, and that, when the same are accepted for exchange, Danka will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Danka.

   The undersigned will, upon request, execute and deliver any additional documents deemed by Danka to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned. You may withdraw the tender of your old notes at any time prior to the expiration of the exchange offer, but the exchange consideration shall not be payable in respect of old notes that are withdrawn. Any permitted withdrawal of old notes may not be rescinded, and any old notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. Withdrawn notes may, however, be re-tendered by again following one of the appropriate procedures described in the prospectus at any time prior to the expiration of the exchange offer.

   The undersigned understands that tenders of old notes pursuant to any of the procedures described in the prospectus and in the Instructions hereto and acceptance of such old notes by Danka will constitute a binding agreement between the undersigned and Danka upon the terms and subject to the conditions of the exchange offer. For purposes of the exchange offer, the undersigned understands that validly tendered old notes (or defectively tendered old notes with respect to which Danka has, or has caused to be, waived such defect) will be deemed to have been accepted by Danka if, as and when Danka gives oral or written notice thereof to the exchange agent.

   The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying Prospectus in making its investment decision with respect to the exchange offer. The undersigned further acknowledges that neither Danka nor any person representing Danka has made any representation to it with respect to Danka, the exchange offer or the issuance of the exchange considerations, other than the information contained in the accompanying Prospectus.

   The undersigned understands that the delivery and surrender of any old notes are not effective, and the risk of loss of the old notes does not pass to the exchange agent, until receipt by the exchange agent of this letter of transmittal (or a copy thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Danka. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders of old notes will be determined by Danka, which determination shall be final and binding.

   Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any old notes representing principal amounts that are not accepted for exchange be returned by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream for which such old notes were tendered. Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that the exchange consideration in respect of tendered old notes accepted for exchange be tendered by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream for which such old notes were tendered.

   In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any old notes representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream therein indicated. The undersigned recognizes that Danka has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any old notes from the names of the tendering holder(s) of old notes thereof if Danka does not accept for exchange any of the principal amount of such old notes so tendered. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered old notes accepted for exchange be issued in the name(s) of, and be delivered by book-entry transfer by credit to the account of DTC, Euroclear or Clearstream therein indicated.

    A. SPECIAL ISSUANCE DELIVERY              B. SPECIAL ISSUANCE DELIVERY
            INSTRUCTIONS                    INSTRUCTIONS (See Instructions)
         (See Instructions)
                                            To be completed ONLY if the ex-
  To be completed ONLY if old              change consideration for old
 notes not accepted for exchange           notes accepted for exchange is to
 are to be issued by credit to an          be issued by credit to an account
 account maintained at DTC,                maintained at DTC, Euroclear or
 Euroclear or Clearstream other            Clearstream other than the ac-
 than the account for which the            count for which the tender was
 tender was made.                          made.

 Name _____________________________        Name _____________________________
           (Please Print)                            (Please Print)

  Credit unexchanged old notes by           Credit exchange consideration by
 book-entry transfer to the                book-entry transfer to the
 account set forth below:                  account set forth below:


 DTC Account No.: _________________

                                           DTC Account No.: _________________

 Euroclear Account No.: ___________

                                           Euroclear Account No.: ___________

 Clearstream Account No.: _________        Clearstream Account No.: _________


 __________________________________        __________________________________
   (Tax Identification or Social             (Tax Identification or Social
          Security Number)                          Security Number)
       (See Form W-9 herein)                     (See Form W-9 herein)

                                PLEASE SIGN HERE

     (To be completed by all tendering and consenting holders of old notes)

 By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders the principal amount of the old notes listed in the box above labeled "Description of Old Notes" under the column heading "Principal Amount Tendered."

 This letter of transmittal must be signed by the holder(s) of old notes exactly as such participant's name appears on a security position listing as the owner of old notes with DTC, Euroclear or Clearstream.
 If signature is by trustees, executors,
 administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Signature(s) of Holder(s) of Old Notes or Authorized
                            Signatory
            (See guarantee requirement below)


 Dated..................................................

 Name(s)................................................

 Firm...................................................
                       (Please Print)

 Capacity...............................................

 Address(es)............................................
                   (Including Zip Code)

 Area Code and Telephone Number.........................

 Area Code and Fax Number...............................

 Tax Identification or Social Security Number ..........

      (COMPLETE ACCOMPANYING FORM W-9 OR FORM W-8)
              Medallion Signature Guarantee
         (If Required--See Instructions 1 and 4)


 Authorized Signature...................................

 Name of Firm...........................................

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

   1. Signature Guarantees. Signatures on this letter of transmittal must be guaranteed by a Medallion Signature Guarantor, unless the old notes are tendered by a participant in DTC, Euroclear or Clearstream whose name appears on a securities position listing as the owner of such old notes that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this letter of transmittal. If the old notes are registered in the name of a person other than the signer of this letter of transmittal, the signatures on this Letter of Transmittal accompanying the tendered old notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

   2. Delivery of Letter of Transmittal and Old Notes. This letter of transmittal is to be completed by holders of old notes if tender of old notes is to be made by book-entry transfer to the exchange agent's account at DTC, Euroclear or Clearstream pursuant to the procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Notes" in the prospectus and instructions are not being transmitted through ATOP. Holders of old notes must deliver a confirmation of a book-entry transfer into the exchange agent's account at DTC, Euroclear or Clearstream of all old notes delivered electronically, as well as a properly completed and duly executed letter of transmittal (or a copy thereof) and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. Delivery of documents to DTC, Euroclear or Clearstream does not constitute delivery to the exchange agent.

   The method of delivery of this letter of transmittal, the old notes and all other required documents, including delivery through DTC, Euroclear or Clearstream and any acceptance of the agent's message delivered through ATOP, is at the option and risk of the tendering holder of old notes. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the exchange agent.

   No alternative, conditional or contingent tenders will be accepted. All tendering holders of old notes, by execution of this letter of transmittal (or a copy thereof), waive any right to receive any notice of the acceptance of their old notes for payment.

   3. Withdrawal of Tenders. Tenders of old notes may be withdrawn at any time before 11:59 p.m., New York City time, on the expiration date. For a withdrawal of a tender of old notes to be effective, a written notice of withdrawal of a tender of old notes to be effective, a written notice of withdrawal must be received by the exchange agent on or prior to the expiration date (or such later date as may be permitted by the preceding paragraph) at its address set forth on the back cover of the prospectus.

   4. Inadequate Space. If the space provided herein is inadequate, the principal amount represented by old notes should be listed on a separate signed schedule attached hereto.

   5. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this letter of transmittal is signed by a participant in DTC, Euroclear or Clearstream whose name is shown as the owner of the old notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the old notes.

   If any old notes tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate letters of transmittal, and any necessary accompanying documents as there are different registrations of such old notes.

   If this letter of transmittal or any old note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Danka of such person's authority to so act, must be submitted.

   When this letter of transmittal is signed by the registered holders of the old notes listed and transmitted hereby, no endorsements of the old notes or separate instruments of transfer are required unless the old notes tendered and not accepted for exchange are to be issued to a person other than the registered holder of the old notes, in which case signatures on such old notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

   If this letter of transmittal is signed other than by the registered holder of the old notes listed, the old notes must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name or names of the registered holder(s) appear on the old notes, and signatures on such old notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an "eligible institution."

   6. Special Issuance and Delivery Instructions. If old notes are to be returned to someone other than the signer of this letter of transmittal, the appropriate "A. Special Issuance/Delivery Instructions" box on this letter of transmittal should be completed. Furthermore, if the exchange consideration exchanged for old notes is to be issued in the name of a person other than the signer of this letter of transmittal and/or are to be sent to someone other than the signer of this letter of transmittal, the appropriate "B. Special Issuance/Delivery Instructions" boxes on this letter of transmittal should be completed. Otherwise, all old notes tendered by book-entry transfer and not accepted for exchange will be returned, and all exchange consideration delivered, by crediting the account at DTC, Euroclear or Clearstream designated above as the account for which such old notes were delivered.

   7. Transfer Taxes. Except as set forth in this Instruction 7, owners who tender their old notes for exchange will not be obligated to pay any transfer taxes. If, however, new notes are to be delivered to, or issued in the name of, any person other than the registered owner of the old notes; or old notes are registered in the name of any person other than the person signing the letter of transmittal; or a transfer tax is imposed for any reason other than the exchange of new notes or old notes in connection with the exchange offer; then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

   8. Waiver of Conditions. The conditions of the exchange offer may be amended or waived by Danka, in whole or in part, at any time and from time to time, in the case of any old notes tendered.

   9. Form W-9. Unless an exemption from backup withholding tax and information reporting requirements is otherwise established with the exchange agent, each tendering United States holder of old notes (or other payee) must provide the exchange agent with a completed Form W-9. The information required on a Form W-9 includes a United States taxpayer identification number ("TIN"), generally the holder's United States Social Security or federal employer identification number. For a description of other information that must be included on Form W-9, see "Important Tax Information" below. If a holder fails to provide a completed and valid Form W-9, that holder (or other payee) may be subject to a $50 penalty imposed by the United States Internal Revenue Service and 31% backup withholding tax. If the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such tendering holder should write "Applied For" in Part I of the Form W-9. If "Applied For" is written in Part I, and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold any amounts required to be withheld. See the enclosed Form W-9 specific instructions for additional instructions. Any non-United States holder should not complete a Form W-9, but must instead complete either a Form W-8BEN, W-8ECI or W-8INY, as discussed in "Important Tax Information" below.

   10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at its telephone number and location listed below. A holder of old notes may also contact Banc of America Securities LLC, at its telephone number and location listed below, or such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the exchange offer.

   11. Conflicts. In the event of any conflict between the terms of the prospectus and the terms of the letter of transmittal, the terms of the prospectus will control.

                           IMPORTANT TAX INFORMATION

   Every holder of the old notes whose tendered old notes are accepted for exchange must complete either a Form W-9 or one of the Forms W-8 described below, even if such holder elects the limited cash option under the exchange offer.

   Under United States federal income tax law, a holder of old notes whose tendered old notes are accepted for exchange generally is required to provide the exchange agent with such holder's current TIN on Form W-9 below. If such holder of old notes is an individual, the TIN is generally his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder of old notes or other payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. In addition, such holder of old notes or other payee with respect to old notes exchanged pursuant to the exchange offer may be subject to 31% backup withholding tax.

   Backup withholding tax is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the United States Internal Revenue Service.

   Certain holders of old notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding tax and reporting requirements. If you can establish your status as a non-United States holder, any interest paid to you will not be subject to withholding tax and reporting requirements. You can do so by submitting to the exchange agent a properly completed Form W-8 signed under penalties of perjury and attesting to your exempt status as a non-United States holder. The following three versions of Form W-8 are described below. You should complete the Form W-8 which is appropriate to your circumstances.

  Form W-8BEN-to be completed by any nonresident alien (an individual who is not a United States citizen and does not qualify as a resident alien (someone who lives in the United States for more than 183 days)) or by a foreign corporation (a corporation which is incorporated under other than United States federal or state law) or by a foreign complex trust, unless they are required to complete a Form W-8ECI.

  Form W-8ECI-to be completed by any nonresident alien, foreign corporation or foreign trust whose income is effectively connected with a United States trade or business. "Effectively connected income" is defined very broadly and includes income generated by a United States trade or business and income from items held for working capital.

  Form W-8IMY-to be completed by a foreign partnership or foreign simple trust or foreign grantor trust or any other entity not governed by United States law which is a flow-through entity unless the entity is required to complete a Form W-8ECI. If such an entity completes a Form W-8IMY, it must also attach completed W-8BENs for all of its partners or beneficiaries.

Purpose of Substitute Form W-9

   To prevent backup withholding tax, the holder of old notes is required to notify the exchange agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such holder of old notes is awaiting a TIN), and that
(1) the holder of old notes has not been notified by the United States Internal Revenue Service that the holder of old notes is subject to backup withholding tax as a result of failure to report all interest or dividends, or (2) the United States Internal Revenue Service has notified the holder of old notes that the holder of old notes is no longer subject to backup withholding tax.

What Number to Give the Exchange Agent

   The holder of old notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the old notes. If the old notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report.

                 The exchange agent for the exchange offer is:

                                 HSBC Bank USA
                                One Hanson Place
                                  Lower Level
                            Brooklyn, New York 11243

                 By facsimile (for eligible institutions only):
                                 (718) 488-4488

                       For information or confirmation by
                           Telephone: (718) 488-4475


   Any questions or requests for assistance or for additional copies of the prospectus or the letter of transmittal may be directed to the exchange agent except that Nebraska residents should contact Banc of America Securities LLC for any questions or requests for assistance or additional copies. A holder of old notes may also contact D.F. King & Co., Inc. or Banc of America Securities LLC at their respective telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the exchange offer.

                         The information agent for the
                               exchange offer is:

                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005

                        Banks and brokers, call collect:
                                 (212) 269-5500

                          All others, call toll-free:
                                 (800) 769-4414

            The exclusive dealer manager for the exchange offer is:

                         Banc of America Securities LLC
                         100 North Tryon St., 7th Floor
                        Charlotte, North Carolina 28255
                    Attention: High Yield Special Products:

                            (704) 388-1457 (collect)
                           (888) 292-0070 (toll free)